UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
EXPENSIFY, INC.
(Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

	401 SW 5th Ave Portland, OR 97204	David Barrett Founder, CEO and Director
April 25, 2025
Dear Stockholder,
We cordially invite you to attend our 2025 Annual Meeting of Stockholders, to be held on Friday, June 13,
2025 at 10:00 a.m. (Pacific Time). The annual meeting will be a completely “virtual” meeting, conducted via live audio webcast, and you will not be able to attend the meeting in person. We believe the environmentally friendly virtual meeting format will provide expanded access, improved communication and cost savings for us and our stockholders. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting
www.virtualshareholdermeeting.com/EXFY2025 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.
The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.
Whether or not you plan to attend the virtual annual meeting, your vote is very important and we encourage you to vote promptly. You may vote in advance by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card if you received paper copies of the proxy materials, or on the Notice of Internet Availability of Proxy Materials. If you are a record holder and attend the virtual annual meeting, you will have the right to revoke your proxy and vote your shares virtually at the meeting.
If you hold your shares through an account with a brokerage firm, bank, broker-dealer or other nominee, please follow the instructions you receive from them.
Sincerely,
David Barrett
Founder, CEO and Director

	401 SW 5th Ave Portland, OR 97204	Cole Eason Chief Compliance Officer and Corporate Secretary
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

When	Friday, June 13, 2025 at 10:00 a.m. PDT
Where	Virtually at www.virtualshareholdermeeting.com/EXFY2025
Items of Business
1.Election of the eight director nominees named in this Proxy Statement to serve on our Board of Directors until the 2026 Annual Meeting of
Stockholders and until their respective successors shall have been duly elected and qualified. The Executive Committee of the Board of Directors
(the “Executive Committee”) on behalf of the Board of Directors recommends a vote “FOR” each nominee.

2.Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31,
2025. The Executive Committee on behalf of the Board of Directors recommends a vote “FOR” this proposal.

3.Approval, on an advisory basis, of the compensation of our named executive officers. The Executive Committee on behalf of the Board of Directors recommends a vote “FOR” this proposal.
4.Transaction of any other business which may properly come before the
2025 Annual Meeting of Stockholders (the “Annual Meeting”) or any
adjournment, continuation or postponement of the Annual Meeting.

Who Can Vote	Only stockholders of record as of the close of business on April 22, 2025 will be entitled to notice of, and to vote at the Annual Meeting.
As permitted by the rules of the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the proxy materials on the internet. Accordingly, we are sending our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) rather than a paper set of the proxy materials, unless a stockholder has previously requested printed materials.
The Notice includes instructions on how to access our proxy materials over the internet, as well as how to request the materials in paper form.

Your vote is important. We encourage you to vote by proxy in advance of the meeting, whether or not you plan to attend the virtual meeting. The Notice includes instructions on how to vote, including by internet or telephone. If you hold your shares through a brokerage firm, bank, broker-dealer or other nominee, please follow the instructions you receive from them.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2025
This notice of the Annual Meeting, the Proxy Statement and the form of proxy are being distributed and made available on or about April 25, 2025. The Proxy Statement and our Annual Report on Form 10-K for
the year ended December 31, 2024 are also available on our website, ir.expensify.com, as well as
www.proxyvote.com.

By order of the Board of Directors,

Cole Eason
April 25, 2025	Corporate Secretary

Expensify, Inc. 2025 Proxy Statement	1

Proxy Statement
For the 2024 Annual Meeting of Stockholders
General Information
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors
(the “Board of Directors” or the “Board”) of Expensify, Inc., a Delaware corporation, for use at the 2025
Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will take place virtually at
www.virtualshareholdermeeting.com/EXFY2025 on Friday, June 13, 2025 at 10:00 a.m. (Pacific Time). You
will not be able to attend in person. This Proxy Statement, form of proxy and other related materials are first being mailed to stockholders on or about April 25, 2025. References in this Proxy Statement to “we,”
“us,” “our” or the “Company” refer to Expensify, Inc. and its consolidated subsidiaries. When we refer to the Company’s fiscal year, we mean the annual period ended on December 31. This Proxy Statement covers our 2024 fiscal year, which was from January 1, 2024 through December 31, 2024 (“fiscal 2024”).
Certain information contained in this Proxy Statement is incorporated by reference into Part III of our
Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2024 (the “Annual Report”).
References to the “IPO” refer to the initial public offering of our Class A common stock in November 2021.
We use the term “LT Holders” herein to refer to our current and former employees and service providers who hold shares of our LT10 common stock and/or our LT50 common stock through a voting trust (the
“Voting Trust”) governed by a trust agreement, dated November 9, 2021, by and among the Company, each LT Holder and the trustees named therein (the “Voting Trust Agreement”). All outstanding shares of our LT10 common stock and LT50 common stock are held directly by the Voting Trust.
Below are answers to common questions stockholders may have about the Proxy Materials and the
Annual Meeting.
What are the Proxy Materials?
The “Proxy Materials” are a reference to the Proxy Statement and our Annual Report. If you request printed versions of the Proxy Materials, and you are entitled to vote at the Annual Meeting, you will also receive a proxy card.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of materials?
Under rules adopted by the SEC, we are electing to furnish the Proxy Materials to our stockholders by providing access to the Proxy Materials on the internet, rather than mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of the Proxy Materials unless you request them. Instead, the Notice will instruct you how to access and review the Proxy Materials on the internet. If you would like printed copies of the Proxy Materials, please follow the instructions in the Notice.
Why are you holding a virtual Annual Meeting?
We believe holding our Annual Meeting via live webcast is an environmentally friendly way to provide expanded access, improved communication and cost savings for us and our stockholders. The virtual meeting provides the same rights to participate as an in-person meeting. Stockholders will not be permitted to physically attend the Annual Meeting.
Who can participate in the Annual Meeting?
Persons with evidence of stock ownership as of the Record Date (as defined below), including both stockholders of record and stockholders whose shares are held in street name (as described below), can participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXFY2025. You will

2	Expensify, Inc. 2025 Proxy Statement

need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompany your Proxy Materials. If you do not have a control number, please contact your brokerage firm, bank, broker-dealer or other nominee as soon as possible so that you can be provided with one. You may also submit pertinent questions in advance of the Annual Meeting by visiting www.proxyvote.com and entering your control number. Questions pertinent to meeting matters will be answered during the Annual
Meeting, subject to time limitations. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition. Additional information regarding stockholder questions and participation, rules governing the conduct of the Annual Meeting, procedures and technical support can be viewed 15 minutes prior to the meeting at www.virtualshareholdermeeting.com/EXFY2025. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, you should call the technical assistance phone number that will be posted on the virtual stockholder meeting log in page, which will be made available 15 minutes prior to the start time of the meeting. We encourage you to access the meeting prior to the meeting start time.
Who may vote at the meeting?
Holders of our Class A common stock, LT10 common stock and LT50 common stock as of the close of business on April 22, 2025 (the “Record Date”) may attend and vote at the Annual Meeting. Pursuant to the Voting Trust Agreement, each LT Holder has agreed that the trustees of the Voting Trust (the
“Trustees”), currently David Barrett, Garrett Knight and Jason Mills, have full authority to vote his or her shares on all matters in the Trustees’ sole and absolute discretion. Because all outstanding shares of
LT10 common stock and LT50 common stock are held by the Voting Trust and voted by the Trustees of the Voting Trust, individual LT Holders will not receive proxy cards and are not eligible to cast votes at the Annual Meeting.
How many votes do I have?
Holders of our Class A common stock are entitled to one vote for each share held as of the Record Date.
Holders of our LT10 common stock are entitled to ten votes for each share held as of the Record Date.
Holders of our LT50 common stock are entitled to fifty votes for each share held as of the Record Date.
Holders of our Class A common stock, LT10 common stock and LT50 common stock will vote as a single class on all matters at the Annual Meeting. Pursuant to the Voting Trust Agreement, each LT Holder has agreed that the Trustees of the Voting Trust have full authority to vote his or her shares on all matters in the Trustees’ sole and absolute discretion at the Annual Meeting. Because all outstanding shares of LT10 common stock and LT50 common stock are held by the Voting Trust and voted by the Trustees, individual LT Holders will not receive proxy cards and are not eligible to cast votes at the Annual
Meeting.
What items will be voted on at the Annual Meeting and how does the Board of Directors recommend that I vote?
There are three proposals to be voted on at the Annual Meeting:
1.to elect eight directors to our Board of Directors;
2.to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.to approve, on an advisory basis, the compensation of our named executive officers.
Our Executive Committee of the Board of Directors (the “Executive Committee”) on behalf of our Board of
Directors recommends a vote “FOR” each nominee as a director for Proposal 1, “FOR” Proposal 2 and
“FOR” Proposal 3. Our amended and restated bylaws require that we receive advance notice of any proposals to be brought before the Annual Meeting by our stockholders. We have not received any such

Expensify, Inc. 2025 Proxy Statement	3

proposals. We do not anticipate any other matters will come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the proxy holders appointed by our Executive
Committee on behalf of our Board of Directors will have discretion to vote the shares subject to such proxies on those matters.
What vote is required for each proposal?
For Proposal 1, each director must be elected by a plurality of the votes cast. This means that the eight nominees receiving the largest number of “for” votes will be elected as directors. We do not have cumulative voting.
For Proposal 2, the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025 will be determined by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
For Proposal 3, the advisory vote to approve the compensation of our named executive officers, will be determined by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
How will Expensify’s multi-class ownership structure and Voting Trust impact the outcome of the Annual
Meeting?
Holders of our Class A common stock are entitled to one vote for each share held as of the Record Date.
Holders of our LT10 common stock are entitled to ten votes for each share held as of the Record Date.
Holders of our LT50 common stock are entitled to fifty votes for each share held as of the Record Date.
Holders of our Class A common stock, LT10 common stock and LT50 common stock will vote as a single class on all matters at the Annual Meeting. At the close of business on the Record Date, we had outstanding and entitled to vote 80,375,990 shares of Class A common stock, 4,209,827 shares of LT10 common stock and 7,794,109 shares of LT50 common stock. All outstanding shares of our LT10 common stock and LT50 common stock are held directly by the Voting Trust, and pursuant to the Voting Trust
Agreement, each LT Holder has agreed that the Trustees of the Voting Trust have full authority to vote his or her shares on all matters at the Annual Meeting in the Trustees’ sole and absolute discretion. As a result, the Trustees of the Voting Trust will be entitled to an aggregate of 431,803,720 votes on all matters to be voted upon at the Annual Meeting, representing approximately 84.3% of the total voting power of our outstanding common stock.
We expect the Voting Trust to vote “FOR” each of the nominees for director. As of the Record Date, the
Voting Trust held sufficient shares of our common stock to ensure the election of such nominees at the
Annual Meeting. We also expect the Voting Trust to vote “FOR” the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2025 and ”FOR” the compensation of our named executive officers.
What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions are not counted as votes cast and as such will have no effect on the ratification of the appointment of KPMG or the advisory vote to approve the compensation of our named executive officers.
What are broker non-votes?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A

4	Expensify, Inc. 2025 Proxy Statement

broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG as our independent registered public accounting firm, without instructions from the beneficial owner of those shares, and therefore we do not expect any broker non-votes on this proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the advisory vote to approve the compensation of our named executive officers, and as such, broker non-votes will have no effect on those proposals. Broker non-votes count for purposes of determining whether a quorum is present.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent,
Computershare Trust Company, N.A., you are a stockholder of record. Each LT Holder is not a stockholder of record by virtue of shares he or she beneficially holds through the Voting Trust.
Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage
firm, bank, broker-dealer or other nominee, then you are a beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding your account on how to vote the shares you hold in your account.
How do stockholders of record vote?
There are four ways for stockholders of record to vote:
a.In Advance
i.Via the internet: You may vote via the internet until 11:59 p.m. (Eastern Time) on the day before the Annual Meeting by visiting www.proxyvote.com and entering the unique control number for your shares located on your Notice or proxy card. If you submit a proxy over the internet, you do not need to return a written proxy card or voting instructions by mail.
ii.By telephone: You may vote by phone until 11:59 p.m. (Eastern Time) on the day before the Annual Meeting by calling (800) 690-6903. You will need the control number from your Notice or proxy card. If you submit a proxy by telephone, you do not need to return a written proxy card or voting instructions by mail.
iii.By mail: If you requested that the Proxy Materials be mailed to you, you will receive a proxy card with your Proxy Materials. You may vote by filling out and signing the proxy card and returning it in the envelope provided. The proxy card must be received by 8:00
p.m. (Eastern Time) on the day before the Annual Meeting.
b.During the Meeting: You may also vote your shares during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXFY2025 and entering the company number and control number from your Notice or proxy card. Any previous votes that you submitted by mail, telephone or internet will be superseded.
How do beneficial owners of shares held in street name vote?
If you hold your shares through a brokerage firm, bank, broker-dealer or other similar organization, please follow their instructions. You may also elect to participate in the Annual Meeting via live webcast, through which you may vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted will be superseded.
Can I change my vote after submitting a proxy?

Expensify, Inc. 2025 Proxy Statement	5

Stockholders of record may revoke their proxy before the Annual Meeting (1) by delivering to the
Company’s Corporate Secretary at 401 SW 5th Ave, Portland, OR 97204 a written notice stating that a proxy is revoked, (2) by signing and delivering a proxy bearing a later date, (3) by voting again via the internet or by telephone or (4) by attending and voting during the Annual Meeting.
Beneficial owners of shares held in street name who wish to change their votes should contact the organization that holds their shares.
If I hold shares in street name through a broker, can the broker vote my shares for me?
If you hold your shares in street name and you do not vote, the broker or other organization holding your shares can vote on certain “routine” proposals but cannot vote on other proposals. Proposals 1 and 3 are not considered “routine” proposals. Proposal 2 is considered a “routine” proposal. If you hold shares in street name and do not vote on Proposals 1 or 3, your shares will be counted as “broker non-votes.”
Because Proposal 2 is considered “routine,” brokerage firms, banks, broker-dealers and other nominees have discretionary authority to vote without receiving instructions.
What constitutes a quorum?
Presence at the Annual Meeting, virtually or by proxy, of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but with items marked as abstentions or containing broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.
Who is paying for this proxy solicitation?
The Company is paying the costs of the solicitation of proxies. Members of our Board and officers and employees may solicit proxies by mail, telephone, fax, email or in person. We will not pay directors, officers or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, broker-dealers or other nominees representing street name holders for their expenses in forwarding Proxy Materials to their customers who are street name holders and obtaining their voting instructions.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of elections.
Where can I find voting results?
We will file a Current Report on Form 8-K with the SEC including the final voting results from the Annual
Meeting within four business days of the Annual Meeting.
I share an address with another stockholder. Why did we receive only one set of Proxy Materials?
Some brokerage firms, banks, broker-dealers and other nominees may be participating in the practice of
“householding” Proxy Materials. This means that only one copy of our Proxy Materials may be sent to multiple stockholders in your household. If you hold your shares in street name and want to receive separate copies of the Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact the brokerage firm, bank, broker-dealer or other nominee that holds your shares. If your shares are registered in your own name and you want to receive separate copies of the Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, please contact our transfer agent by writing to them at Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, or by calling
1-(800)-736-3001.

6	Expensify, Inc. 2025 Proxy Statement

Upon written request, we will promptly deliver a separate copy of the Proxy Materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Proxy Materials, you can contact Expensify Investor Relations at
investors@expensify.com or by mail at EXFY Investor Relations, 401 SW 5th Ave, Portland, OR 97204.
Who should I contact if I have additional questions?
You can contact Expensify Investor Relations at investors@expensify.com if you have additional questions related to the Annual Meeting. Stockholders who hold their shares in street name should contact the organization that holds their shares for additional information related to the Annual Meeting on how to vote.

Expensify, Inc. 2025 Proxy Statement	7

Proposal 1: Election of Directors
Our amended and restated bylaws provide that our Board of Directors shall consist of such number of directors as shall from time to time be fixed by resolution of our Board of Directors. Currently, our Board of Directors is composed of eight members, three of whom have been determined by the Executive
Committee on behalf of the Board of Directors to be independent directors as defined under the rules of
The Nasdaq Stock Market LLC (“Nasdaq”). We do not have a classified board of directors. At each annual meeting of our stockholders, each of our directors will be elected by our stockholders to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualified.
At the Annual Meeting, the stockholders will vote on the election of the eight director nominees named in this Proxy Statement. Each of the directors elected at the Annual Meeting will hold office until the 2026
Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until his or her successor has been duly elected and qualified. The Board of Directors has nominated Mr. David Barrett, Mr. Ryan Schaffer, Ms.
Anuradha Muralidharan, Mr. Jason Mills, Mr. Daniel Vidal, Mr. Timothy L. Christen, Ms. Ellen Pao and Ms.
Ying (Vivian) Liu for re-election to serve as the directors of the Company. The persons named as proxies in the enclosed proxy card will vote to elect each director nominee named in this Proxy Statement unless a stockholder indicates that his or her shares should be withheld with respect to one or more of such nominees.
We expect the Voting Trust to vote in favor of the eight nominees for directors. Please see “Certain
Relationships and Related Party Transactions” below for a description of the Voting Trust Agreement.
In the event that any nominee for director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. All of the nominees are currently serving as directors and we do not expect that any of the nominees will be unavailable or will decline to serve. Each of the nominees for director has agreed to be named in this Proxy Statement and to serve as a director if elected.
In determining that each director should be nominated for re-election, our Board of Directors considered his or her service, business experience, prior directorships and the qualifications, attributes and skills described in the nominee’s biography set forth below under “Corporate Governance—Executive Officers and Directors.” We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Our Executive Committee on behalf of our Board of Directors unanimously recommends that you vote “FOR” the election of each of Mr. Barrett, Mr. Schaffer, Ms. Muralidharan, Mr.
Mills, Mr. Vidal, Mr. Christen, Ms. Pao and Ms. Liu.

8	Expensify, Inc. 2025 Proxy Statement

Corporate Governance
Executive Officers and Directors
Below is a list of the names and ages, as of April 25, 2025, of our directors and executive officers, and a description of the business experience of each of them. There are no family relationships among any of our executive officers or directors.

Name	Age	Position
David Barrett	48	Chief Executive Officer and Director
Ryan Schaffer	38	Chief Financial Officer and Director
Anuradha Muralidharan	42	Chief Operating Officer and Director
Jason Mills	43	Director
Daniel Vidal	36	Director
Timothy L. Christen	66	Director
Ellen Pao	55	Director
Ying (Vivian) Liu	50	Director
David Barrett founded Expensify and has served as our Chief Executive Officer and as a member of our board of directors since 2009. Prior to Expensify, Mr. Barrett led engineering for Red Swoosh, Inc., a peer-
to-peer file sharing company, which was acquired by Akamai Technologies, Inc. in 2007. Mr. Barrett holds a B.S.E. in engineering from the University of Michigan. We believe that Mr. Barrett is qualified to serve as a member of our board of directors due to his strategic vision and leadership in conceptualizing and developing our brand and business, his expertise in technology and the perspective and experience he brings as our founder and Chief Executive Officer.
Ryan Schaffer has served as our Chief Financial Officer and a member of our board of directors since
2017, and he previously served as our Director of Marketing and Strategy from 2013-2017. Mr. Schaffer worked in marketing at various companies prior to joining Expensify. Mr. Schaffer holds a B.S. in business from the University of Dayton. We believe that Mr. Schaffer is qualified to serve as a member of our board of directors due to his perspective and experience as our Chief Financial Officer, his experience leading our board meetings since 2019 and his significant knowledge of and history with our company.
Anuradha Muralidharan has served as our Chief Operating Officer since January 2021 and a member of our board of directors since our IPO. Ms. Muralidharan previously served as our Director of Product
Operations from January 2018 to January 2021 and as our Head of Payment Operations from August 2015 to January 2018. Prior to joining Expensify, she held Vice President positions at Citibank and Marqeta Inc., and various engineering roles at Oracle. Ms. Muralidharan holds a B.E. in electrical and electronics engineering from Birla Institute of Technology and Science, Pilani in Pilani, India and an M.B.A from
Cornell University. We believe that Ms. Muralidharan is qualified to serve as a member of our board of directors due to her long history and experience in the payments industry, comprehensive knowledge of payments systems, and perspective and experience as our Chief Operating Officer.
Jason Mills has served as a member of our board of directors since our IPO. Mr. Mills has served as our
Chief Product Officer since May 2021, and he previously served as our Director of Product and Customers from January 2013 to May 2021. Prior to Expensify, Mr. Mills served as an analyst intern at Zurich Financial from February 2010 to August 2010 and as an analyst intern at Goldman Sachs from June 2009 to August
2009. Mr. Mills holds a B.S. in Business Administration from the University of California, Berkeley, Haas
School of Business and a Master of Arts in International Economics from Johns Hopkins University,
School of Advanced International Studies. We believe that Mr. Mills is qualified to serve as a member of

Expensify, Inc. 2025 Proxy Statement	9

our board of directors due to his long history of leadership with our company, his perspective and experience as our Chief Product Officer and his comprehensive knowledge of our business.
Daniel Vidal has served as a member of our board of directors since our IPO. Mr. Vidal has served as our
Chief Strategy Officer since May 2021, and he previously served as our Director of Corporate Development
& Strategy from February 2019 to May 2021 and Head of Business Development from August 2013 to
February 2019. Mr. Vidal holds a B.S. in Kinesiology from Arizona State University and a Masters in
Commerce from the University of Virginia. We believe that Mr. Vidal is qualified to serve as a member of our board of directors due to his long history of employment with our company, his perspective and experience as our Chief Strategy Officer and his leadership developing our Strategic Partnership program and ExpensifyApproved! Accountants program.
Timothy L. Christen has served on our board of directors since the effectiveness of our IPO registration statement. Mr. Christen has served as a director of Mayville Engineering Company, a publicly traded value added manufacturer, since June 2016 and serves as the Chairman of the Board and a member of the
Audit Committee. Mr. Christen served as Chairman and Chief Executive Officer of Baker Tilly US, LLP, a
national public accounting firm, from June 1999 to May 2016. Mr. Christen also served as the non-
executive Chairman of Baker Tilly International Ltd. from October 2017 to October 2021 and as a director of CPA.com, a CPA firm solutions and strategies provider, since February 2018. Mr. Christen also served as director of the American Institute of CPAs from 2014 to 2017, serving as Chairman from 2015 to 2016, and since January 2021 serves as a trustee of the Financial Accounting Foundation. Mr. Christen holds a
B.S. in accounting from the University of Wisconsin-Platteville and is a licensed certified public accountant. We believe that Mr. Christen is qualified to serve as a member of our board of directors due to his over 38 years of accounting expertise and substantial strategy, risk and management experience over his 16 years as the Chief Executive Officer of a national public accounting firm and membership on the board of a publicly traded company.
Ellen Pao has served on our board of directors since our IPO. Ms. Pao cofounded and has lead Project
Include, a nonprofit advocating for diversity, equity and inclusion in technology companies, since
December 2015. Ms. Pao has served as Chief Executive Officer and as a board member of Project Include since January 2017. Prior to Project Include, Ms. Pao served as Interim Chief Executive Officer and
Executive Vice President of Business Development of Reddit, a social media platform, from April 2012 until July 2015. Prior to Reddit, Ms. Pao served as Chief Diversity and Inclusion Officer at Kapor Center
and Venture Partner at Kapor Capital from January 2017 until March 2018. Ms. Pao holds a B.S.E in electrical engineering from Princeton University, a J.D. from Harvard Law School and an M.B.A from
Harvard Business School. We believe that Ms. Pao is qualified to serve as a member of our board of directors due to her focus on diversity and inclusion and her experience as a board observer, board member, investor and advisor to technology startups since 2005.
Ying (Vivian) Liu has served on our board of directors since our IPO. Ms. Liu has served as the Chief
Financial Officer of Proficium, Inc. since April 2025. Prior to Proficium, Inc., Ms. Liu served as President,
Chief Operating Officer and Chief Financial Officer of ContextLogic, Inc. (d/b/a Wish), a mobile e-
commerce platform from November 2021 to October 2024. Prior to Wish, Ms. Liu served as Chief Financial
Officer of Shutterfly, Inc., a retailer and manufacturing platform for personalized products, from April 2020 to November 2021. Prior to Shutterfly, Inc., Ms. Liu served as the Chief Financial Officer and Senior Vice
President of Lexmark Inc., a printing solutions company, from July 2017 to April 2020. Prior to Lexmark
Inc., Ms. Liu served as VP, Finance of Huawei Technology, an enterprise networking solutions company, from October 2016 until July 2017. Prior to Huawei, Ms. Liu spent eight years at Cisco in multiple finance leadership positions. Earlier in her career, Ms. Liu worked at Deloitte & Touche, Goldman Sachs and
China Merchants Bank. Ms. Liu served on the board of Chijet Motor Company, Inc., a publicly traded electric vehicle manufacturer, from January 2023 to January 2025. Ms. Liu holds a B.A. in international finance from Shanghai University of Finance and Economics, an M.B.A from the University of Washington and is a licensed chartered financial analyst and certified public accountant. We believe that Ms. Liu is qualified to serve as a member of our board of directors due to her extensive finance and leadership experience.

10	Expensify, Inc. 2025 Proxy Statement

CONTROLLED COMPANY
Because the Voting Trust controls more than 50% of the voting power of our outstanding common stock, we are considered a “controlled company” within the meaning of the corporate governance standards of
Nasdaq. As a “controlled company,” we are permitted to and elect not to comply with certain corporate governance requirements of Nasdaq, including the requirements that (i) a majority of our Board of
Directors consist of independent directors, (ii) we either establish a nominating and corporate governance committee composed entirely of independent directors or ensure that nominees for director are determined or recommended to the Board of Directors by a majority of the independent members of the
Board of Directors and (iii) we establish a compensation committee composed entirely of independent directors. For an indeterminate period, we intend to utilize these exemptions. As a result, although the
Audit Committee of our Board (the “Audit Committee”) is fully independent as required by Nasdaq listing standards, we do not have a nominating and corporate governance committee, and the members of our
Board’s Compensation Committee (the “Compensation Committee”) are not independent directors.
Additionally, a majority of our directors are not currently independent and we do not expect in the immediate future that the majority of our directors will be independent. Accordingly, although we may transition to a Board with a majority of independent directors prior to the time we cease to be a
“controlled company,” for such period of time our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.
In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
DIRECTOR INDEPENDENCE
Our Executive Committee on behalf of our Board of Directors undertook a review of the Board of
Directors’ composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Based upon information requested from and provided by each director, our Executive Committee on behalf of our
Board of Directors has affirmatively determined that Mr. Christen, Ms. Liu and Ms. Pao are each an
“independent director,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), and the rules of Nasdaq.
DIRECTOR NOMINATION PROCESS
The Executive Committee on behalf of the Board of Directors is responsible for identifying, evaluating and nominating candidates to serve on the Board of Directors and its committees. In evaluating director candidates, the Executive Committee considers the criteria set forth in our Corporate Governance
Guidelines, as well as any other factors that they deem to be relevant, including:
•the candidate’s executive and directorial experience;
•the candidate’s professional and academic experience relevant to the Company’s industry;
•the strength of the candidate’s leadership skills;
•the candidate’s experience in finance and accounting and/or executive compensation practices;
•whether the candidate has the time required for preparation, participation, and attendance at meetings of the Board of Directors and committee meetings, if applicable;
•whether the candidate contributes to the mix of experience, backgrounds, qualifications and skills of the Board of Directors; and
•the candidate’s experience at the Company, in the case of director candidates intended to sit on the Executive Committee.

Expensify, Inc. 2025 Proxy Statement	11

Generally, the Executive Committee will consider candidates who have a high level of personal and professional integrity, strong ethics and the ability to make mature business judgments. The Executive
Committee and the Board monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although the Executive Committee may consider whether nominees assist in achieving a mix of board members that represents a diversity of background and experience, which is not only limited to race, gender or national origin, we have no formal policy regarding board diversity.
The Executive Committee will consider a candidate nominated by a stockholder in a manner consistent with its evaluation of potential nominees. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected, and must otherwise comply with the requirements under our amended and restated bylaws for stockholders to recommend director nominees.
Stockholder nominees should be submitted to the Company’s Corporate Secretary at the Company’s
principal executive offices. All recommendations for director nominations received by the Corporate
Secretary that satisfy requirements set forth in the SEC rules and in our amended and restated bylaws relating to such nominations will be presented to the Executive Committee for its consideration.
Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our amended and restated bylaws. These timing requirements are also described in this Proxy
Statement under the caption “Stockholder Proposals.”
MEETINGS OF BOARD OF DIRECTORS AND ATTENDANCE
During fiscal 2024, our Board of Directors held four meetings, our Compensation Committee held four meetings and our Audit Committee held four meetings. During fiscal 2024, each director attended at least
75% of the total number of meetings of the Board of Directors and committees on which the director served. Members of our Board of Directors are encouraged to attend annual meetings of stockholders;
however we do not have a formal policy regarding attendance of directors at our annual meetings of stockholders. All but one of our directors attended our 2024 Annual Meeting of Stockholders.
The chair of the Audit Committee, or in his or her absence a director designated by the chair of the Audit
Committee, presides over executive sessions of the independent directors, which are held on a regularly scheduled basis, not less than once per year.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Any stockholder or other interested party who would like to communicate with the Board of Directors, the independent directors as a group or any specific member or members of the Board of Directors should send such communications to the attention of our Corporate Secretary at Expensify, Inc., 401 SW 5th Ave,
Portland, OR 97204. Communications should contain instructions specifying for which member or members of the Board of Directors the communication is intended. Such communications generally will be forwarded to the intended recipients. However, our Corporate Secretary may, in his sole discretion, decline to forward any communications that are inappropriate.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings and actions by unanimous written consent of the Board of
Directors and duly authorized committees of the Board of Directors. For as long as the Voting Trust controls a majority of the voting power of our outstanding common stock, we will have a standing
Executive Committee and Audit Committee. We established a Compensation Committee in 2022. As a
“controlled company” under Nasdaq’s rules and corporate governance standards, we are not required to

12	Expensify, Inc. 2025 Proxy Statement

have a nominating and corporate governance committee. In addition, from time to time, other committees may be established by the Board of Directors when necessary.
Executive Committee
Our amended and restated certificate of incorporation provides that for as long as the Voting Trust holds securities representing at least 50% of the voting power of our outstanding capital stock, the Executive
Committee will be authorized to exercise all of the powers and authority of the Board of Directors in the management of our business and affairs, except for (i) matters that must be approved by the Audit
Committee, (ii) matters that must be approved by a committee qualified to grant equity to persons subject to Section 16 of the Exchange Act for purposes of exempting transactions pursuant to Section 16b-3 thereunder, (iii) matters required under Delaware law to be approved by the full Board of Directors, or (iv)
as otherwise required by SEC rules and the rules of Nasdaq. The Executive Committee may not delegate any or all of its powers and authority to a subcommittee. Our Executive Committee consists of Messrs.
Barrett, Schaffer, Mills and Vidal and Ms. Muralidharan.
Audit Committee
Our Audit Committee is responsible for, among other things:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm its independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the
SEC;
•reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related party transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
Our Audit Committee consists of Mr. Christen, Ms. Liu and Ms. Pao, with Mr. Christen serving as chair.
Rule 10A-3 of the Exchange Act and Nasdaq rules require that our Audit Committee be composed entirely of independent members. Our Executive Committee on behalf of our Board of Directors has affirmatively determined that Mr. Christen, Ms. Liu and Ms. Pao each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 and Nasdaq rules. Each member of our
Audit Committee meets the financial literacy requirements of the Nasdaq listing standards. In addition, our Executive Committee on behalf of our Board of Directors has determined that Mr. Christen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our
Audit Committee operates under a written charter which satisfies the applicable listing standards of
Nasdaq and which is available on our website at ir.expensify.com. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.

Expensify, Inc. 2025 Proxy Statement	13

Compensation Committee
Our Compensation Committee is responsible for, among other things:
•reviewing and approving our compensation algorithm used to determine the compensation of all employees, including the Chief Executive Officer and all other executive officers. To the extent the compensation of any executive officer, including the Chief Executive Officer, is addressed outside of the algorithm, the Compensation Committee, excluding the applicable officer, reviews and approves such compensation;
•reviewing and recommending to our Executive Committee, or, if required, our Board of Directors the compensation of our directors;
•selecting independent compensation consultants and advisors and assessing whether there are any conflicts of interest with any of the Compensation Committee’s compensation consultants or advisors; and
•reviewing and approving, or recommending that our Executive Committee, or, if required, our
Board of Directors approve, incentive compensation and equity plans.
Our Compensation Committee currently consists of Messrs. Barrett, Schaffer, Mills and Vidal and Ms.
Muralidharan with Mr. Barrett serving as chair. Mr. Barrett, Mr. Schaffer and Ms. Muralidharan, each an executive officer, participate in the deliberations of the Compensation Committee in determining executive officer and director compensation, except as otherwise determined by the Compensation
Committee. As a controlled company, we rely upon the exemption from the requirement that we have a
Compensation Committee composed entirely of independent directors. The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the committee. The Compensation
Committee did not engage a compensation consultant in 2024 or make any changes to the compensation of our executive officers. Our Compensation Committee operates under a written charter which satisfies the applicable listing standards of Nasdaq and which is available on our website at ir.expensify.com. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy
Statement or any other document filed with or furnished to the SEC.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee, including our executive officers Mr. Barrett and Mr. Schaffer, participated in deliberations regarding the algorithm used to determine the compensation of all employees, including all executive officers. To the extent compensation of one of our executive officers was addressed outside of the algorithm, the applicable executive officer did not participate in such deliberations. Except as described below in the section titled “Certain Relationships and Related Party Transactions,” none of the members of the Compensation Committee had or have any relationships with the company during the last completed fiscal year that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Compensation Committee.
BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Guidelines provide our independent directors the flexibility to elect a lead director if the chairperson of the Board of Directors is a member of management or does not otherwise qualify as independent. Our Board of Directors currently does not have a chairperson (or a lead director)
and currently believes that our existing leadership structure is effective. Our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
RISK OVERSIGHT

14	Expensify, Inc. 2025 Proxy Statement

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, our material environmental, social and governance (“ESG”) risks and oversees the implementation of risk mitigation strategies by management, including management’s implementation of our cybersecurity risk management program. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
CODE OF ETHICS AND CONDUCT
We have adopted a written code of ethics and conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our investor relations website at ir.expensify.com. In addition, we intend to post on our investor relations website all disclosures that are required by law or the listing standards concerning any amendments to, or waivers from, any provision of the code. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.
CORPORATE GOVERNANCE GUIDELINES
We have adopted written corporate governance guidelines to assist the Board in the exercise of its responsibilities. A copy of the corporate governance guidelines is available on our investor relations website at ir.expensify.com. The information on or accessed through our website is deemed not to be incorporated in or part of this Proxy Statement or any other document filed with or furnished to the SEC.
INSIDER-TRADING POLICY
Our Board of Directors has adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by officers, directors, contractors, consultants and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing requirements of Nasdaq. The policy prohibits our directors, officers and employees from engaging in transactions intended to hedge or offset the market value of Expensify stock owned by them. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report.

Expensify, Inc. 2025 Proxy Statement	15

Proposal 2: Ratification of Appointment of
Independent Registered Public Accounting Firm
Ratification of Appointment of KPMG
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. Our Audit
Committee has selected KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2025. This is the first year KPMG has been engaged to serve as our independent registered public accounting firm.
Stockholders are not required to ratify the appointment of KPMG as our independent registered public accounting firm. However, as a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025. If stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain KPMG. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Representatives of Ernst & Young LLP (“EY”) and KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Our Executive Committee on behalf of our Board of Directors unanimously recommends that you vote “FOR” the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Change in Independent Registered Public Accounting Firm in 2025
EY audited our consolidated financial statements for the fiscal years ended December 31, 2024 and 2023.
As reported on our Current Report on Form 8-K filed on March 10, 2025 (the “Auditor 8-K”), on March 5,
2025, the Audit Committee (i) dismissed EY and (ii) engaged KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The reports of EY on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through
March 5, 2025 (preceding such dismissal), there were no “disagreements” (as defined in Item 304(a)(1)(iv)
of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make a reference thereto in their reports.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through
March 5, 2025 (preceding such dismissal), there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.
We provided EY with a copy of the Auditor 8-K and requested that EY provide a letter addressed to the
Securities and Exchange Commission stating whether EY agrees with the statements contained in the
Auditor 8-K as they relate to EY. A copy of such letter, dated March 10, 2025, was filed as Exhibit 16.1 to the Auditor 8-K.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through
March 5, 2025 (prior to engagement of KPMG), neither the Company nor anyone on its behalf consulted

16	Expensify, Inc. 2025 Proxy Statement

KPMG regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of paragraph (a)(1)(iv) of Item 304 of
Regulation S-K and paragraph (a)(1)(v) of Item 304 of Regulation S-K, respectively).

Expensify, Inc. 2025 Proxy Statement	17

Principal Accountant Fees and Services
The following table sets forth the aggregate fees billed by EY, our former independent registered public accounting firm, to the Company for the fiscal years ended December 31, 2024 and December 31, 2023:

	2024	2023
Audit Fees(1)	$2,992,760	$2,837,726
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees(2)	$7,200	$6,959
Total	$2,999,960	$2,844,685
(1)For fiscal 2023 and fiscal 2024, Audit Fees consist of fees billed for audit services related to the audit of our 2023 and 2024 annual consolidated financial statements, review of our quarterly consolidated financial statements; audit services provided in connection with other statutory and regulatory filings; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.
(2)All Other Fees consists of fees billed for permitted products and services not included in the first three categories.
AUDIT COMMITTEE PRE-APPROVAL
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board
regarding auditor independence, our Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm.  In recognition of this responsibility, our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-
related services, tax services and other services. All services provided to the Company and its subsidiaries by EY in 2023 and 2024 were pre-approved by the Audit Committee.

18	Expensify, Inc. 2025 Proxy Statement

Report of the Audit Committee
The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes and is governed by its charter. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor.
Management is responsible for preparing the financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
Prior to the filing of our Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC, the Audit Committee reviewed and discussed with our management and EY, our independent registered public accounting firm at such time, our audited consolidated financial statements for the year ended
December 31, 2024. Our Audit Committee also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee received and reviewed the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with our Audit Committee concerning independence, and discussed with EY its independence from us.
Based on the above-mentioned review and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form
10-K for the year ended December 31, 2024 for filing with the SEC.

Audit Committee
Tim Christen (Chairperson)
Ellen Pao
Vivian Liu

Date: April 25, 2025

Expensify, Inc. 2025 Proxy Statement	19

Director Compensation
OVERVIEW
We maintain a Non-Employee Director Compensation Program that is applicable to our directors who are not serving as our employees (each a “Non-Employee Director”). Directors who are employed by us did not receive additional compensation for their services as directors in fiscal 2024.
ANNUAL RETAINER
Each Non-Employee Director receives an annual cash retainer for his or her services equal to $30,000 plus any committee specific retainers (together the “Annual Retainer”), payable quarterly in arrears, and pro-rated to reflect any partial year served. Audit Committee members are paid an additional $10,000, except that the chair of the Audit Committee is paid an additional $20,000. Non-Employee Directors may elect to receive 0 - 100% of their retainer in the form of a grant of restricted stock units (“RSUs”) instead of cash (each, a “Retainer RSU Award”).  Each RSU constitutes the right to receive a single share of our
Class A common stock. Each Retainer RSU Award will automatically be granted on the fifth day of the month immediately following the end of the quarter for which the corresponding portion of the Annual
Retainer was earned.  The number of RSUs granted is calculated by dividing the dollar value of the portion of the annual retainer that would have otherwise been paid to such Non-Employee Director in cash on the applicable grant date by (ii) the average per share closing trading price of our Class A common stock over the 30 consecutive trading days ending on the trading day immediately preceding the grant date. Each
Retainer RSU Award is fully vested on the grant date.
EQUITY COMPENSATION
Pursuant to the Non-Employee Director Compensation Program, each Non-Employee Director who was initially elected or appointed to serve on our Board on or after our IPO was granted an award of a number of RSUs equal to (i) $250,000 divided by (ii) the average per share closing trading price of our Class A common stock over the 30 consecutive trading days ending on the trading day immediately preceding the grant date or, solely for Non-Employee Directors who commenced service on the date of the IPO, the offering price to the public in the IPO (the “Initial RSU Award”). The Initial RSU Award is automatically granted on the date on which such Non-Employee Director commences service on the Board.  The Initial
RSU Award vests over a three year period in twelve substantially equal quarterly installments, subject to the Non-Employee Director’s continued service on the Board through each such vesting date.
Additionally, each Non-Employee Director who (i) has been serving on the Board for at least four months as of each annual meeting of our stockholders after the IPO and (ii) will continue to serve as a Non-
Employee Director immediately following such meeting, will be granted an award of a number of RSUs calculated by dividing (i) $125,000 by (ii) the average per share closing trading price of our Class A common stock over the 30 consecutive trading days ending on the trading day immediately preceding the grant date (each, an “Annual RSU Award”). The Annual RSU Award will be automatically granted on the date of the applicable annual meeting of stockholders, and will vest in full on the earlier of (i) the first anniversary of the grant date and (ii) immediately before the annual meeting of stockholders following the grant date, subject to the Non-Employee Director’s continued service on the Board through such vesting date.
The following table provides additional detail regarding the fiscal 2024 compensation of our Non-
Employee Directors:

20	Expensify, Inc. 2025 Proxy Statement

Name	Fees Paid in Cash ($)(1)	Stock Awards ($)(2)	Total
Tim Christen	$50,000	$107,611	$157,611
Vivian Liu	$40,000	$107,461	$147,461
Ellen Pao	$40,000	$107,363	$147,363

(1)Amounts reported represent fees paid in cash and the value of cash fees that directors elected to receive in the form of RSUs rather than in cash. Cash amounts exchanged for RSUs for Mr. Christen, Ms. Liu, and Ms. Pao for the year ended December 31, 2024 were
$50,000, $20,000, and $0, respectively.
(2)Amounts reported represent the grant date fair value of Annual RSU Awards granted during fiscal 2024 which vest on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders plus the grant date fair value of RSUs granted in lieu of cash fees that exceeds the amount of cash fees earned during fiscal 2024 which vested immediately, in each case, as calculated in accordance with ASC Topic 718. The grant date fair value of RSUs granted in lieu of cash fees that exceeded the amount of cash fees earned for Mr. Christen, Ms. Liu and Ms. Pao are $248, $98 and $0, respectively. See Note 9 of the audited consolidated financial statements for the fiscal year ended December 31, 2024 included in our Annual Report. As of December 31, 2024, Mr. Christen,
Ms. Liu and Ms. Pao held 198,524, 114,849 and 117,778 RSUs, respectively. None of our Non-Employee Directors held stock options as of
December 31, 2024.
Each director is also reimbursed for their travel expenses incurred in connection with his or her attendance at full board of directors or committee meetings.

Expensify, Inc. 2025 Proxy Statement	21

Executive Compensation
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below.
As a “smaller reporting company” as defined in Item 10(f), we are not required to include a Compensation
Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. Nonetheless, we have included some additional information regarding our compensation setting process and our compensation program beyond what Item 10(f)
requires of smaller reporting companies. Our NEOs for fiscal year 2024, which constitute all of our executive officers, were as follows:
•David Barrett, our Chief Executive Officer;
•Ryan Schaffer, our Chief Financial Officer; and
•Anu Muralidharan, our Chief Operating Officer.
DETERMINATION OF EXECUTIVE COMPENSATION
At the core of our compensation program for our employees, including our NEOs, is the compensation algorithm we use to establish all of our employees’ target compensation level.  Our Compensation
Committee, of which all of our NEOs are members, approves the compensation algorithm used for all employees each year.  Our Compensation Committee approves any exceptions to the compensation algorithm, provided, that if an exception is sought for a member of the Compensation Committee, that
Compensation Committee member is not present for deliberations regarding the exception and abstains from any vote to approve the exception.
The compensation algorithm’s principal input is a semi-annual compensation review process. Each compensation review cycle, our Compensation Committee  reviews the compensation of all employees and service providers who have been employed with or provided services to the Company for at least 6 months and wish to participate. Participation is mandatory for those in the Company’s leadership track, including our NEOs. For each compensation review cycle the sum of all raises must be less than 10% of the current sum of all compensation for all employees. Each employee may receive a maximum raise of
25% of their current compensation.
Each participant in the process uses a tool developed by the Company to perform head to head matches of every employee who is eligible for their compensation to be reviewed. Each of our NEOs, including our
CEO, is matched with every other employee who is eligible. Eligible employees, including NEOs, may use their discretion in determining which employee in each match should be compensated higher than the other. An employee’s position in the Company’s leadership track has a multiplier effect on their results, the higher in the leadership track they are, the more heavily their votes are weighted. The weighting for each tier adjusts based on how many total participants there are from each tier. Each NEO had an estimated multiplier of 3.8 for compensation review periods in 2024 . Once all matches are completed for all participating employees, any outlier data, defined as data over two standard deviations from the average weighted wins for that employee, is removed, up to 10% of the data per employee. The results are aggregated into a ranked list sorted by the weighted number of wins each employee had. Each employee is placed on an asymptotic curve according to their weighted number of wins such that if an employee had the exact same number of weighted wins during the last compensation review cycle they would receive a raise equal to the inflation rate.
The output of the compensation algorithm is used to produce a target compensation number for each employee, including each NEO. Unless an employee has changed roles at the company during the compensation review period, an employee’s target compensation is never adjusted down. The highest tier of our leadership track, which includes each NEO, reviews the output to ensure it aligns with expectations

22	Expensify, Inc. 2025 Proxy Statement

and make any changes based on their knowledge of each employee. They then provide the output to the
Compensation Committee for review and approval.
The Compensation Committee has the authority to retain a compensation consultant, and to approve the consultant’s fees and all other terms of its engagement. During fiscal 2023, the committee retained
Semler Brossy as its compensation consultant. Semler Brossy assisted the Compensation Committee by providing data with respect to compensation paid to executive officers of public companies in our industry of a similar size and scope and discussing named executive officer pay recommendations with the
Compensation Committee. While we review this third-party survey information to understand competitive compensation practices and levels, we do not benchmark to a specific level when referencing this information. Further, pursuant to SEC rules, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from the Compensation
Committee’s retention of Semler Brossy. During fiscal 2024, no changes were made to the compensation paid to our executive officers, as a result an updated report was not commissioned from Semler Brossy and the commitee continued to rely on the report from fiscal 2023.
2024 SUMMARY COMPENSATION TABLE
The following table sets forth certain information with respect to the compensation for the years ended
December 31, 2023 and 2024 earned by, awarded to, or paid to our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David Barrett	2024	1,859,229	—	221,526	—	—	2,080,755
Chief Executive Officer	2023	1,670,564	—	166,550	—	—	1,837,114
Ryan Schaffer	2024	1,064,689	—	164,395	—	7,772	1,236,856
Chief Financial Officer	2023	1,035,779	—	89,736	—	7,910	1,133,425
Anu Muralidharan	2024	860,371	—	319,242	—	9,665	1,189,278
Chief Operating Officer	2023	710,601	—	220,354	—	12,556	943,511

(1)Amounts reported represent the grant date fair value of stock awards granted as calculated in accordance with ASC Topic 718.
Assumptions used in the calculations of these amounts are included in Note 9 of the audited consolidated financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024.
(2)Amounts reported represent employer matching contributions under our 401(k) Plan.
NARRATIVE TO THE SUMMARY COMPENSATION TABLE
Target Compensation and Base Salaries
We use a compensation algorithm that produces a target compensation number for each employee, including each NEO, which the Compensation Committee reviews and approves. The target compensation of our NEOs was not adjusted in fiscal year 2024.
We require each of our NEOs to contribute at least a combined 30% of his or her target compensation to our 2021 Stock Purchase and Matching Plan and legacy equity programs, and each NEO may elect to contribute additional amounts, up to 100%, of his or her target compensation, to the 2021 Stock Purchase and Matching Plan. Under the 2021 Stock Purchase and Matching Plan, contributions are accumulated from payroll deductions over consecutive quarterly purchase periods. At the end of each purchase period, shares are purchased based on the closing trading price of our Class A common stock on the date of purchase using the accumulated contributions. We then make a matching contribution based on shares purchased and retained. For 2024, the matching rate was 5%, meaning for each share purchased and retained as of a quarterly purchase date, we issued 1/20th of a share of Class A common stock at no cost to the NEO. For 2024, Mr. Barrett, Mr. Schaffer and Ms. Muralidharan contributed 65%, 25%, 32%, respectively, of their target compensation to our equity programs, of which 0%, 13% and 20% was

Expensify, Inc. 2025 Proxy Statement	23

contributed to the 2021 Stock Purchase and Matching Plan.  See “Equity-Based Compensation” below for a description of the matching shares issued to each NEO.
The actual amount of target compensation paid to each NEO during fiscal year 2024, including amounts contributed by the NEO to the 2021 Stock Purchase and Matching Plan, is set forth above in the Summary
Compensation Table under the column titled “Base Salary.”
While no discretion was applied during 2024, our Compensation Committee may adjust target compensation from time to time outside of the compensation review cycle and the compensation algorithm in their discretion.
Bonuses
We do not maintain a performance-based bonus program.  However, our board of directors and
Compensation Committee have the authority to provide additional discretionary bonuses to our NEOs whenever it determines it is necessary or appropriate to incentivize them or reward them for past performance.
Equity-based Compensation
The principal form of equity compensation for our NEOs in 2024 was through our 2021 Stock Purchase and Matching Plan, in which all of our employees and service providers are eligible to participate. Under the 2021 Stock Purchase and Matching Plan, our employees, including our NEOs, can purchase shares of our Class A common stock using accumulated payroll deductions over quarterly purchase periods. The purchase price for shares of our Class A common stock is equal to the closing trading price of our Class A common stock on the date of purchase. We match a portion of shares purchased or otherwise awarded under the 2021 Stock Purchase and Matching Plan by issuing fully vested shares of our Class A common stock on the date of purchase. In 2024, the matching rate was 1/20th per share purchased and retained under the 2021 Stock Purchase and Matching Plan. Our NEOs purchased the following shares and received the following matching shares during 2024:

Name	Payroll Deductions Applied Towards the Purchase of Shares	Shares of our Class A Common Stock Purchased	Fully-Vested Shares of our Class A Common Stock Issued as Matching Shares	Value of Shares issued as Matching Shares as of the Date of Issuance(1)
David Barrett	$7	1	98,467	$162,324
Ryan Schaffer	$33,762	16,003	12,536	$32,393
Anu Muralidharan	$5	1	3,792	$7,491

(1)Value reported based on the closing trading price of our Class A common stock as of the date the matching shares were issued.
We also made certain discretionary grants of shares under the 2021 Stock Purchase and Matching Plan to employees including our NEOs. These shares are eligible for matching at the same matching rate as other shares awarded or purchase under the 2021 Stock Purchase and Matching Plan. These grants were based on various factors and varied in size. Our NEOs were granted the following discretionary shares during
2024:

Name	Fully-Vested Shares of our Class A Common Stock Issued as Discretionary Shares	Value of Shares issued as Discretionary Shares as of the Date of Issuance(1)
David Barrett	23,971	$59,203
Ryan Schaffer	55,417	$132,002
Anu Muralidharan	134,023	$311,751

24	Expensify, Inc. 2025 Proxy Statement

(1)Value reported based on the closing trading price of our Class A common stock as of the date the discretionary shares were issued.
OTHER ELEMENTS OF COMPENSATION
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
Our compensation committee from time to time may provide perquisites and personal benefits to our
NEOs when it determines that it is necessary or advisable to fairly compensate or incentivize our NEOs.
No perquisites or other personal benefits were provided to any of our NEOs in 2024.
Policy Prohibiting Speculative Transactions and Hedging
In accordance with our insider trading policy, which is reviewed by our Executive Committee annually, we do not permit any officer, director or employee, or their respective family members, to directly or indirectly participate in certain trading activities related to our common stock that are considered aggressive or speculative in nature, including short sales, publicly-traded options, hedging transactions, and margin purchases.
Limited Pledging Policy
In limited circumstances and in accordance with pre-approved guidelines, employees of the company, including NEOs, may pledge up to 25% of their Expensify stock holdings as collateral for a loan, excluding margin loans.
Equity Award Timing Policies and Practices
We generally grant equity awards at regularly scheduled Compensation Committee meetings or pursuant to pre-established purchase periods under our 2021 Stock Purchase and Matching Plan. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation
Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.
During fiscal year 2024, we did not grant stock options or similar option‐like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Clawback Policy
Effective as of November 1, 2023, we adopted the Policy for Recovery of Erroneously Awarded
Compensation (the “Clawback Policy”), which is intended to comply with the Nasdaq listing standards adopted pursuant to Rule 10D-1 under the Exchange Act. Under the Clawback Policy, if the Company is
required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former
NEOs any incentive-based compensation that was erroneously paid or provided to the NEOs during the three years preceding the date that the Company is required to prepare such restatement, unless the
Audit Committee determines that recovery would be impracticable. Incentive-based compensation

Expensify, Inc. 2025 Proxy Statement	25

includes compensation that is granted, earned, or vested based wholly or in part on any financial reporting measure(s).
If recovery is triggered under the Clawback Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the NEO over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure.
OUTSTANDING EQUITY AWARDS AS AT 2024 FISCAL YEAR END
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2024.

		Option awards				Stock awards
Name	Vesting commencement date (1)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(2)
David Barrett ................	4/12/2019(4)	1,302,720	—	1.07	4/11/2024	—	—
	3/1/2020	41,550	—	1.60	6/21/2030	—	—
	9/15/2021(5)	—	—	—	—	549,598	1,841,153
Ryan Schaffer ..............	1/1/2016(3)	1,610	—	0.53	3/31/2026	—	—
	10/30/2018(3)	10,320	—	0.97	1/10/2029	—	—
	2/1/2019	4,930	—	0.97	2/1/2019	—	—
	3/1/2019	15,910	—	0.97	3/1/2019	—	—
	4/12/2019(4)	220,283	—	0.97	4/12/2019	—	—
	9/1/2019	3,820	—	1.60	6/21/2030	—	—
	3/1/2020	4,540	—	1.60	6/21/2030	—	—
	1/1/2021	1,230	—	7.21	3/15/2031	—	—
	3/1/2021	16,520	—	7.21	3/15/2031	—	—
	9/16/2021	6,880	—	12.97	10/12/2031	—	—
	9/15/2021(5)	—	—	—	—	149,054	499,331
Anu Muralidharan ......	3/1/2021	30,800	—	7.21	3/15/2031	—	—
	9/16/2021	5,500	—	12.97	10/12/2031	—	—
	9/15/2021(5)	—	—	—	—	120,400	403,340

(1)Except as otherwise noted, the option is exercisable immediately upon grant and vests as to 1/48th of the shares on each monthly anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date. Any shares acquired prior to vesting may be repurchased by us for the original exercise price upon any termination of employment. The repurchase right lapses in accordance with the option’s vesting schedule.
(2)Amounts reported were calculated by multiplying the number of RSUs outstanding as of December 31, 2024 by $3.35, the closing price of our Class A Common Stock on December 31, 2024, the last trading day in 2024.
(3)The option is fully vested and exercisable.
(4)The option is exercisable immediately upon grant and vests as to 1/72nd of the shares on each monthly anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date. Any shares acquired prior to vesting may be repurchased by us for the original exercise price upon any termination of employment. The repurchase right lapses in accordance with the option’s vesting schedule.
(5)Each RSU constitutes the right to receive one-half of one share of the Company’s Class A common stock and one-half of one share of the Company’s LT50 common stock upon vesting. 12.5% of the RSUs in substantially equal installments on each quarterly anniversary of the vesting commencement date through the 8th anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through the applicable vesting date.

26	Expensify, Inc. 2025 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Executive Employment Agreements
We have entered into employment agreements with each of our NEOs that set forth the terms of their at-
will employment with us. Under the employment agreements, the NEOs are not entitled to any payments or benefits upon an involuntary termination of employment. Each of our NEOs have also entered into standard confidential information and invention assignment agreements with us.
CEO PAY RATIO
In accordance with applicable SEC rules, we are providing the ratio of the total annual compensation of our CEO, David Barrett, to that of our median compensated employee for fiscal 2024. Mr. Barrett’s total annual compensation for 2024, as reported in the Summary Compensation Table above, was $2,080,755.
The total annual compensation of the employee identified as our median compensated employee
(excluding our CEO) for 2024 was $316,222. The ratio of our CEO’s total compensation for 2024 to the total compensation of our median compensated employee was approximately 7 to 1.
To identify our median compensated employee for purposes of this pay ratio disclosure, we first determined that on December 31, 2024, we had 117 full-time, part-time, and temporary service providers other than Mr. Barrett. We ranked the annual compensation of this employee population based on compensation reportable on IRS Form W-2 in the United States and comparable tax reporting documents in other countries. For employees paid in foreign currencies we converted their annual compensation using foreign exchange rates as of December 31, 2024. After identifying the median compensated employee from this ranking, we calculated annual total compensation for such employee during fiscal
2024 using the same methodology we use to calculate the total compensation of our CEO as set forth in the Summary Compensation Table above.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on his or her annual total compensation allow companies to use a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio we report above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions to calculate their own pay ratios.
The information disclosed in this section was developed and is provided solely to comply with specific legal requirements. We do not use this information in managing our Company and the Compensation
Committee does not consider this in any of its deliberations.

Expensify, Inc. 2025 Proxy Statement	27

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-
Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and
Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensatio n Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensati on Table Total for Non-PEO NEOs(1) ($)	Average Compensatio n Actually Paid to Non- PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(4)	Net Income ($ thousan ds)
2024	2,080,756	2,172,530	1,213,068	1,012,219	7.60	(10,055)
2023	1,837,115	(910,783)	1,038,468	424,337	5.61	(41,455)
2022	1,654,892	(22,452,927)	672,749	(4,718,732)	20.06	(27,009)

(1)Mr. Barrett was our PEO and Mr. Schaffer and Ms. Muralidharan were our Non-PEO NEOs for each of the years reported.
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation
Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option
Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	2,080,756	(221,526)	313,301	2,172,530

Year	Summary Compensation Table Average Total for Non-PEO NEOs ($)	Exclusion of Stock Awards and Option Awards for Non- PEO NEOs ($)	Inclusion of Equity Values for Non- PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,213,068	(241,819)	40,970	1,012,219

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

28	Expensify, Inc. 2025 Proxy Statement

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwis e Included for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2024	—	228,094	162,324	(77,116)	—	—	313,301

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwis e Included for Non- PEO NEOs ($)	Total – Inclusion of Equity Values for Non-PEO NEOs ($)
2024	—	26,208	19,942	(5,180)	—	—	40,970

(4)Assumes $100 was invested for the period starting December 31, 2021, through the end of the listed year in each of the Company.
(5)Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024 was not directly tied to any performance metric.
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE
The below charts show the graphical relationship between Compensation Actually Paid to our PEO and the average of our Non-PEO NEOs (as shown in the above Pay versus Performance Table), and the following: Net Income (Loss) and TSR.

Expensify, Inc. 2025 Proxy Statement	29

PEO and Average Non-PEO NEOs Compensation Actually Paid vs TSR
150
100
50
0
Company TSR (Indexed to $100)
80
40
0
(40)
Compensation Actually Paid ($ in millions)
12/31/21
12/31/22
12/31/23
12/31/24
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
EXFY

PEO and Average Non-PEO NEOs Compensation Actually Paid vs Net Loss

24
0
(24)
(48)
Net Loss ($ in millions)
80
40
0
(40)
Compensation Actually Paid ($ in millions)
12/31/21
12/31/22
12/31/23
12/31/24
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Loss

30	Expensify, Inc. 2025 Proxy Statement

Proposal 3: Advisory Vote to Approve the
Company’s Executive Compensation (“Say-on-
Pay”)
In accordance with the requirements of Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a),
we are requesting that our stockholders approve, on an advisory basis, the compensation paid to our
NEOs as disclosed in the “Executive Compensation” section of this Proxy Statement, including the compensation tables and the accompanying narrative disclosure contained therein, in accordance with the SEC’s compensation disclosure rules.
While the results of the vote are non-binding and advisory in nature, our Compensation Committee values the opinions expressed by stockholders in their vote on this proposal and intends to consider the results of this vote in making future compensation decisions.
In considering their vote, stockholders are encouraged to read the "Executive Compensation" section of this Proxy Statement, including the accompanying compensation tables and the related narrative disclosure.
The Executive Committee on behalf of the Board endorses the Company’s executive compensation program and unanimously recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.
Frequency of Say-on-Pay
At our 2023 Annual Meeting of Stockholders, held on June 21, 2023, our stockholders recommended an annual say-on-pay vote, and our Executive Committee, on behalf of our Board of Directors, subsequently adopted that recommendation. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2026 Annual Meeting.

Our Executive Committee on behalf of our Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

Expensify, Inc. 2025 Proxy Statement	31

Equity Compensation Plan Information
The following table provides information as of as of December 31, 2024, with respect to the shares of the
Company’s common stock that may be issued under the Company’s existing compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	7,804,151(2)	$2.29	20,879,081(3)
Equity compensation plans not approved by security holders	—	$—	—
Totals	7,804,151	$2.29	20,879,081

(1)The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.
(2)Includes shares subject to outstanding awards granted, of which 3,759,580 shares are subject to outstanding options and 4,044,571 shares are subject to outstanding RSUs.
(3)Includes 20,879,081 shares available for future issuance under our 2021 Incentive Award Plan or our 2021 Stock Purchase and Matching
Plan.  The share reserve will be increased annually on January 1 of each year through January 1, 2031 by a number of shares equal to 6%
of the aggregate number of shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding calendar year, or such lesser number of shares as determined by our Board or the Compensation Committee.

32	Expensify, Inc. 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners
and Management
The following table sets forth information with respect to beneficial ownership of our common stock as of
April 22, 2025 for (i) each of our directors, (ii) each person known to us to be the beneficial owner of more than five percent of any class of our voting securities, (iii) each of our named executive officers, and (iv) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated
below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned as of April 22, 2025, subject to community property laws where applicable. We have deemed shares of our common stock subject to stock options that are currently exercisable or will be exercisable within 60 days of April 22, 2025 or net issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 22, 2025 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. However, other than the shares of our Class A, LT10 or LT50 common stock net issued upon the vesting and settlement of RSUs as described below, we did not deem these shares subject to stock options or RSUs outstanding for the purpose of computing the percentage ownership of any other person or entity. The percentage of shares beneficially owned is based on 80,375,990 shares of Class A common stock,
4,209,827 shares of LT10 common stock and 7,794,109 shares of LT50 common stock outstanding as of
April 22, 2025.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o
Expensify, Inc., 401 SW 5th Ave, Portland, Oregon 97204.

Expensify, Inc. 2025 Proxy Statement	33

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A		LT10		LT50
Name of Beneficial Owner	Shares	%	Shares	%	Shares	%	% of voting power
Named Executive Officers, Directors and Director Nominees:
David Barrett(1) .................................................	3,237,598	4.0%	375,356	8.9%	3,785,733	48.6%	38.2%
Ryan Schaffer(2) ...............................................	442,936	*	498,090	11.8%	54,915	*	1.6%
Anu Muralidharan(3) ........................................	111,518	*	114,140	2.7%	134,208	1.7%	1.6%
Jason Mills(4) ...................................................	321,106	*	585,322	13.9%	573,138	7.4%	6.8%
Daniel Vidal(5) ..................................................	404,074	*	112,650	2.7%	152,194	2.0%	1.8%
Timothy L. Christen ........................................	198,524	*	—	—	—	—	*
Ying (Vivian) Liu ..............................................	114,849	*	—	—	—	—	*
Ellen Pao ..........................................................	117,778	*	—	—	—	—	*
All current executive officers, directors and director nominees as a group (8 persons)(6) ...................................................	4,948,383	6.0%	1,685,558	40.0%	4,700,188	60.3%	50.0%
5% Stockholders:
Expensify Voting Trust(7) ................................	—	—	4,209,827	100.0%	7,794,109	100.0%	84.3%
Octopus Head Inc.(8) .......................................	6,456,400	8.0%	—	—	—	—	1.3%
Steve McLaughlin(9) ........................................	9,892,832	12.3%	—	—	—	—	1.9%

* Represents less than 1%.
(1)Consists of (i) 1,344,270 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 22, 2025, (ii) 219,584 shares of Class A common stock held directly by Mr. Barrett, 2,437 shares of LT10 common stock and
202,484  shares of LT50 common stock held directly by Mr. Barrett through the Expensify Voting Trust and (iii) 1,673,744 shares of Class
A common stock held directly by Barrett Trust LLC, 372,919 shares of LT10 common stock and 3,583,249 shares of LT50 common stock held directly by Barrett Trust LLC through the Expensify Voting Trust. Barrett Trust LLC is a manager-managed limited liability company.
The investment and voting decisions of Barrett Trust LLC are made by its manager, Mr. Barrett, and its controlling member is the Barrett
Family Trust, for which Mr. Barrett serves as trustee. In such capacities, Mr. Barrett may be deemed to beneficially own such shares beneficially owned by Barrett Trust LLC. As of April 22, 2025, all of the 3,237,598 shares of Class A common stock held directly by Mr.
Barrett and indirectly by Barrett Trust LLC were pledged as collateral to secure a personal loan.
(2)Includes 286,043 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
April 22, 2025.
(3)Includes 36,300 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
April 22, 2025.
(4)Consists of (i) 10,130 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
April 22, 2025, (ii) 310,976 shares of Class A common stock held directly by Mr. Mills, 8,602 shares of LT10 common stock and 38,213 shares of LT50 common stock held directly by Mr. Mills through the Expensify Voting Trust and (iii) 576,720 shares of LT10 common stock and 534,925 shares of LT50 common stock held directly by LILJK LLC through the Expensify Voting Trust. LILIJK LLC is a manager-managed limited liability company. The investment and voting decisions of LILIJK LLC are made by its manager, Mr. Mills, and its controlling member is the Figueroa-Mills Family Revocable Trust, for which Mr. Mills serves as trustee. In such capacities, Mr. Mills may be deemed to beneficially own such shares beneficially owned by LILIJK LLC.
(5)Includes 151,280 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
April 22, 2025.
(6)Includes 1,828,023 shares of Class A common stock that may be acquired pursuant to the exercise of stock options within 60 days of
April 22, 2025.
(7)Consists of shares of LT10 and LT50 common stock held indirectly by the Trust Beneficiaries through a voting trust of which David
Barrett, Garrett Knight and Jason Mills are the trustees. All decisions with respect to the voting of the shares of LT10 and LT50 common stock, as well as any other shares of any class of common stock held in the Voting Trust from time to time, will be made by the trustees of the Voting Trust in their sole and absolute discretion, with no responsibility under the Voting Trust Agreement as stockholder, trustee or otherwise, except for his or her own individual malfeasance.
(8)Based solely on information contained in a Schedule 13G filed with the SEC on January 27, 2023. According to the 13G, Octopus Head,
Inc. (“Octopus Head”) beneficially owns 6,456,400 shares of Class A common stock, with shared power to vote and shared power to dispose of all such shares. 415 Foundation is the sole stockholder of Octopus Head and in such capacity may be deemed to share voting

34	Expensify, Inc. 2025 Proxy Statement

and dispositive power over such shares. Witold Stankiewicz is the sole director of Octopus Head and the controlling person of 415
Foundation, and in such capacity may be deemed to share voting and dispositive power over such shares. The principal business address of Octopus Head, 415 Foundation and Mr. Stankiewicz is PH Panamera Residences, Apt. 2806, Calle 47 Este, Bella Vista,
Panama City, Panama.
(9)Based solely on information contained in a Schedule 13G filed with the SEC on November 13, 2023. According to the Schedule 13G, Mr.
McLaughlin beneficially owns 9,892,832 shares of Class A common stock, with sole power to vote and sole power to dispose of all such shares. The address of Mr. McLaughlin is 1521 Alton Road, #345, Miami Beach, FL 33139.

Expensify, Inc. 2025 Proxy Statement	35

Certain Relationships and Related Party
Transactions
EMPLOYMENT ARRANGEMENTS
From January 1, 2024 through March 31, 2025, Mr. Mills received an aggregate of $1,462,774.48 cash compensation and $390,964.33 stock based compensation in connection with his employment with us as
Chief Product Officer.
From January 1, 2024 through March 31, 2025, Mr. Vidal received an aggregate of $1,113,046.89 cash compensation and $273,156.38 stock based compensation in connection with his employment with us as a Chief Strategy Officer.
SHARE REPURCHASE
On August 28, 2024, we entered into a purchase and sale agreement with Barrett Trust LLC, pursuant to which we purchased an aggregate of 645,938 shares of our Class A common stock from Barrett Trust
LLC. Barrett Trust LLC is a manager-managed limited liability company, and its investment and voting decisions are made by its manager, David Barrett, who is also our CEO and a director of the Company.
The aggregate purchase price for the repurchase transaction was $1,510,455.90. At the closing of the transaction, which was made pursuant to our repurchase program, the 645,938 repurchased shares were retired and resumed the status of authorized but unissued shares.
THE VOTING TRUST AND VOTING TRUST AGREEMENT
In connection with the exchange offer, we entered into the Voting Trust Agreement, dated as of November
9, 2021, with all LT Holders and the Trustees. The Voting Trust Agreement is intended to maintain a centralized decision-making process centered around our employees, encourage our employees to hold our common stock for the long-term and provide an orderly process for the conversion and transfer of our
LT10 and LT50 common stock pursuant to our amended and restated certificate of incorporation. All of the outstanding shares of our LT10 and LT50 common stock are held by the Voting Trust, and will be for the foreseeable future pursuant to the terms of the Voting Trust Agreement and our amended and restated certificate of incorporation. From time to time, employees and other service providers may deposit additional voting securities of the company in the Voting Trust, including Class A common stock, and will enter into a joinder agreement to become a party to the Voting Trust Agreement if such employee is not then a party. Shares of Class A common stock held by the Voting Trust may be withdrawn by their beneficial holder in certain circumstances.
The current Trustees of the Voting Trust are David Barrett, our director and CEO, Garrett Knight, our
Director of Sales, and Jason Mills, our director and Chief Product Officer.
If at any time a Trustee (i) is unable or unwilling to serve as a Trustee by reason of death, incapacity or otherwise, (ii) ceases to be an Expensify employee or other service provider to Expensify, or (iii) is, after
November 9, 2022, no longer one of the three holders of voting securities with the highest voting power held by the Voting Trust, unless the holder or holders with higher voting power have rejected the opportunity to serve as Trustee or are otherwise unable or unwilling to serve as Trustee, then such Trustee shall resign or be removed. Successor Trustees will be appointed by majority vote of the remaining
Trustees, or if there are no remaining Trustees, by our Board of Directors. The policy of the Trustees with respect to appointment of each successor Trustee is to offer the opportunity to serve as such Trustee to the holder of voting securities held by the Voting Trust who is then an employee of or service provider to
Expensify and beneficially owns voting securities with the highest voting power (other than the then-
existing Trustees). The policy of the Trustees is to first offer the opportunity to serve as successor Trustee to the Expensify employee or service provider holder holding voting securities with the next-highest voting power held by the Voting Trust. If such holder does not accept this offer within ten days, then the Trustees

36	Expensify, Inc. 2025 Proxy Statement

will offer the opportunity to serve as successor Trustee to the Expensify employee or service provider holder holding voting securities with the next-highest voting power, and so on, until a holder accepts the offer to serve as Trustee. When calculating "voting power" in connection with Trustee service, if Notice (as defined in our amended and restated certificate of incorporation) has been given with respect to any shares held by the current or potential Trustee, then the number of votes attributed to each LT10 or LT50 share held by such individual shall be proportionately reduced by the amount of time that has passed under the applicable notice period (i.e., a one-vote reduction for each one month that has passed since
Notice was given).
Under the Voting Trust Agreement, the Trustees make all decisions with respect to the voting (but not the disposition) of the shares of common stock contributed to the Voting Trust, together with any future voting securities received in respect of such common stock by way of a stock dividend, distribution, conversion or exchange, in their sole and absolute discretion (including in his or her own interest as a holder of
Expensify voting securities), and shall incur no responsibility under the Voting Trust Agreement as a stockholder, trustee or otherwise, except for his or her own individual malfeasance. The acting Trustees have the power to vote all securities held by the Voting Trust in their sole and absolute discretion as determined by a majority of the Trustees. Although the Voting Trust Agreement does not require the
Trustees to use specific criteria when determining how to vote the securities held by the Voting Trust, the qualifications required for an individual to serve as a Trustee are intended to provide alignment with the interests of the other beneficial holders. The three Trustees will at all times be employees or other service providers of the Company, and will be among the largest holders of our restricted LT10 and LT50 common stock. We believe that these qualifications will result in the Trustees making decisions based on the long-
term interests of the Company, its employees and service providers. Although it contains certain arbitration provisions, nothing in the Voting Trust Agreement precludes stockholders' rights to pursue claims under the United States federal securities laws. The Voting Trust is irrevocable and terminates upon the earlier of the written agreement between us and the Trustees and the date on which all shares of
LT10 and LT50 common stock automatically convert into shares of Class A common stock in accordance with the terms of our amended and restated certificate of incorporation. As of April 22, 2025, the Voting
Trust controlled approximately 84.3% of the total voting power of the Company.
EXPENSIFY.ORG
In November 2019, Expensify.org was formed as a 501(c)(3) non-profit public benefit corporation to empower individuals and communities to eliminate injustice around the world by making giving and volunteering more convenient, meaningful and collaborative. We have the right to designate the members and terms of office of Expensify.org’s board of directors, and we have designated Messrs. Barrett and
Schaffer as members of the board.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our current directors and officers. Our amended and restated certificate of incorporation provides rights to indemnification and advancement of expenses to our current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our Board of Directors or our Audit Committee.
Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and

Expensify, Inc. 2025 Proxy Statement	37

such person would have a direct or indirect interest, must be presented to our Board of Directors or our
Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our
Board of Directors or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

38	Expensify, Inc. 2025 Proxy Statement

Stockholder Proposals
Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our amended and restated bylaws.
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals that are intended to be presented at our 2026 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us no later than December 26, 2025.
Stockholders intending to present a proposal at our 2026 Annual Meeting, but not include the proposal in our proxy statement, or to nominate a person for election as a director must comply with the requirements set forth in our amended and restated bylaws, including requirements with respect to advance notice of stockholder proposals and director nominations. Under our amended and restated bylaws, the deadline for submitting such a stockholder proposal or a nomination for a director that you intend to present at our
2026 Annual Meeting is no later than the close of business on March 15, 2026, nor earlier than February
13, 2026.
Stockholder proposals must comply with all requirements and applicable rules of the SEC, be in writing and be addressed to our Corporate Secretary, at our principal executive offices at 401 SW 5th Ave,
Portland, OR 97204. It is recommended that stockholders submitting proposals utilize certified mail, return receipt requested, in order to provide proof of timely receipt. The Chairman of the 2026 Annual
Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nominee that does not comply with these and other applicable requirements, including conditions set forth in our amended and restated bylaws and requirements established by the
SEC.
In addition to satisfying the requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2026.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 Annual Meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all
Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms furnished to us and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2024, except for one Form 4 representing two transactions, two Form 4s each representing three transactions, four Form
4s each representing four transactions, three Form 4s each representing five transactions, one Form 4 representing seven transactions, two Form 4s each representing nine transactions and one Form 4 representing ten transactions for Mr. Barrett, one Form 4 representing one transaction, three Form 4s each representing two transactions and two Form 4s each representing five transactions for Mr. Schaffer, three
Form 4s each representing one transaction, two Form 4s each representing three transactions and two
Form 4s each representing four transactions for Ms. Muralidharan, one Form 4 representing one transaction, two Form 4s each representing two transactions and two Form 4s each representing five transactions for Mr. Mills, three Form 4s each representing one transaction, two Form 4s each representing two transactions and two Form 4s each representing five transactions for Mr. Vidal and one
Form 4 representing one transaction for Mr. Christen.

Expensify, Inc. 2025 Proxy Statement	39

Other Matters
We do not know of any business, other than as described in this Proxy Statement, that should be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.
Annual Report on Form 10-K
For stockholders receiving paper copies of this Proxy Statement, a copy of our Annual Report (which includes our Form 10-K for the fiscal year ended December 31, 2024) will accompany the proxy statement.
For stockholders receiving the Notice only, this Proxy Statement and our Annual Report (which includes our Form 10-K for the fiscal year ended December 31, 2024) will be available electronically.
Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available on our website, ir.expensify.com as well as www.proxyvote.com, or you may request a paper copy of the Annual Report on Form 10-K (exclusive of exhibits and documents incorporated by reference), without charge, by writing to Expensify Investor Relations department at
investors@expensify.com or by mail at EXFY Investor Relations, 401 SW 5th Ave, Portland, OR 97204.
Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents.

40	Expensify, Inc. 2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

EXPENSIFY, INC.
401 SW 5TH AVENUE
PORTLAND, OR 97204

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 12, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EXFY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 12, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66690-P30657

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXPENSIFY, INC.

The Executive Committee on behalf of the Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Barrett
02) Ryan Schaffer
03) Anu Muralidharan
04) Jason Mills
05) Daniel Vidal
06) Tim Christen
07) Vivian Liu
08) Ellen Pao

The Executive Committee on behalf of the Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

The Executive Committee on behalf of the Board of Directors recommends you vote FOR on the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Expensify, Inc. 2025 Proxy Statement	41

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66691-P30657

Expensify, Inc.
Annual Meeting of Stockholders
June 13, 2025 10:00 a.m. Pacific Time
This proxy is solicited by the Executive Committee of the Company on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) David Barrett and Cole Eason, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A, LT10 and/or LT50 common stock, as applicable, of Expensify, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., PDT on June 13, 2025, virtually at www.virtualshareholdermeeting.com/EXFY2025, and any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Executive Committee on behalf of the Board of Directors as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Continued and to be signed on reverse side